UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2018

Spindle, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55151	20-8241820
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1201 S. Alma School Road, Suite 12500
Mesa, AZ	85210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-560-9198

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On November 19, 2018 (the “Issuance Date”), Spindle, Inc. (the “Company”) closed a convertible promissory note (the “Convertible Note”) with Power Up Lending Group LTD (“Holder”). The principal amount of the Convertible Note is $75,000 and matures on November 19, 2019 (the “Maturity Date”). The Convertible Note bears interest at the rate of ten percent (10%) per annum. Upon an event of default, the interest rate shall increase to twenty-two percent (22%) for as long as the event of default is continuing (“Default Interest”). The Convertible Note may be converted, at the Holder’s discretion, into the Company’s common stock at any time after One Hundred Eighty (180) days (the “Prepayment Date”) at a 39% discount to the average of the lowest two (2) closing bid prices during the fifteen (15) trading days prior to the date of a conversion notice. Until the Thirtieth (30th) day after the Issuance Date, the Company may pay the principal at a cash redemption premium of 110%, in addition to outstanding interest, without the Holder’s consent; from the Thirty-First (31st) day to the Sixtieth (60th) day after the Issuance Date, the Company may pay the principal at a cash redemption premium of 115%, in addition to outstanding interest, without the Holder’s consent; from the Sixty-First (61st) day after the Issuance Date to the Ninetieth (90th) day, the Company may pay the principal at a cash redemption premium of 120%, in addition to outstanding interest, without the Holder’s consent; from the Ninety-First (91st) day after the Issuance Date to the One Hundred Twentieth (120th) day, the Company may pay the principal at a cash redemption premium of 125%, in addition to outstanding interest, without the Holder’s consent; from the One Hundred Twenty-First (121st) day after the Issuance Date to the One Hundred Fiftieth (150th) day, the Company may pay the principal at a cash redemption premium of 130%, in addition to outstanding interest, without the Holder’s consent; from the One Hundred Fifty-First (151st) day after the Issuance Date to the One Hundred Eightieth (180th) day, the Company may pay the principal at a cash redemption premium of 135%, in addition to outstanding interest, without the Holder’s consent. After the expiration of one hundred eighty (180) days following the Issuance Date, the Company shall have no right of repayment. At any time on or after the Maturity Date, the Company may repay the then outstanding principal plus accrued interest and Default Interest, if any, to the Holder.

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 16, 2018, the Company filed a Certificate of Change to the Company’s Articles of Incorporation with the Nevada Secretary of State increasing the Company’s number of authorized shares from 600,000,000 shares of common stock, par value $0.001 to 1,000,000,000 shares of common stock, par value $0.001 effective the date of filing.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Certificate of Change
10.1	Convertible Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 21, 2018

SPINDLE, INC.

By:	/s/ Jack Scott
Name: Jack Scott
Title: Chief Executive Officer

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